Exhibit 99.1
P.F. Chang’s China Bistro, Inc.

P.F. CHANG’S REPORTS FIRST QUARTER 2010 RESULTS
SCOTTSDALE, ARIZONA, April 28, 2010 — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported financial results for the first quarter ended April 4, 2010.

(000 except per share data)	Q1 2010	Q1 2009	% Change
Revenues	$310,371	$309,837	0.2%
Net income	$8,691	$13,349	-34.9%
Diluted net income per share	$0.38	$0.56	-32.1%
Weighted average shares — diluted	23,104	23,795	-2.9%
Highlights for the first quarter of 2010 compared to the prior year quarter include:
•	Consolidated revenues increased 0.2% to $310.4 million, including $0.1 million in revenues related to the Company’s two international Bistro restaurants operated under licensing agreements

•	Comparable store sales declined 2.7% at the Bistro and increased 2.2% at Pei Wei

•	Net income decreased 34.9% to $8.7 million

•	Net income per diluted share decreased 32.1% to $0.38
First quarter comparable store sales

	Fiscal 2010
	January	February	March	Total Q1
Bistro
Traffic effect	-1.4%	2.1%	2.1%	0.8%
Average ticket effect	-3.0%	-3.9%	-3.5%	-3.5%

Total comparable store sales	-4.4%	-1.8%	-1.4%	-2.7%

Pei Wei
Traffic effect	2.1%	1.9%	0.6%	1.5%
Average ticket effect	-0.5%	2.0%	0.5%	0.7%

Total comparable store sales	1.6%	3.9%	1.1%	2.2%

Bistro
The Bistro achieved positive traffic during the quarter notwithstanding the negative impact of winter weather throughout the country during January and February. Average ticket at the Bistro declined during the entire quarter due to greater sales discounts, including the impact of a new happy hour rollout at the start of fiscal 2010.
Pei Wei
Pei Wei achieved positive traffic throughout the first quarter of 2010. Average ticket at Pei Wei was positive for the first quarter but was negatively impacted during January as a result of sales discounts related to initial trials of a limited-time offer menu item.
Comparable store sales for the first quarter of fiscal 2010 reflect results from the 13 week operating period in the current year compared to the same 13 week operating period in the prior year.

2010 Expectations
The Company continues to anticipate that fiscal 2010 consolidated revenues will be flat compared to fiscal 2009, including expectations of slightly higher average weekly sales at Pei Wei and slightly lower average weekly sales at the Bistro. The Company intends to prospectively bolster its average ticket at the Bistro through fewer sales discounts and a slight increase to menu prices. Consequently, the Company continues to expect fiscal 2010 restaurant operating margins to be consistent with fiscal 2009 and consolidated diluted earnings per share for fiscal 2010 to approximate $2.00.
The Company expects to open four new Bistro restaurants and three new Pei Wei restaurants during fiscal 2010. The Company also plans to fully repay its outstanding credit line borrowings of $40 million and repurchase approximately $40 million in common shares under its current share repurchase authorization during fiscal 2010.
Quarterly dividend
The Company’s Board of Directors has authorized a cash dividend payment of $0.17 per share on the Company’s outstanding common stock. The dividend is payable on May 19, 2010 to shareholders of record at the close of business on May 5, 2010. The amount of the cash dividend was computed based on 45% of the Company’s net income for the quarter ended April 4, 2010.
Definitions
The following definitions apply to these terms as used throughout this release:
•	Net income refers to Net income attributable to PFCB common stockholders

•
Comparable store sales changes include company-operated restaurants and represent the change in period-over-period sales for the comparable restaurant base. A restaurant becomes comparable in its eighteenth month of operation.

Conference call information
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the first quarter results. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
About the Company
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, Chinese-inspired cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because preopening and partner investment expenses are associated with expansion of the Company’s business and vary in timing and magnitude, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are only included in the Company’s consolidated financial presentation as these costs relate to support of both restaurant concepts and are generally not specifically identifiable to individual restaurant operations. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a consideration of management when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.

Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its earnings, revenues and anticipated new restaurants are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; changes in general economic and political conditions that affect consumer spending; changes in government legislation that may increase labor costs; the dependency on sales concentrated in certain geographic areas or generated by corporate spending; intense competition in the restaurant industry; Global Brand Development initiatives that may impact our brand; damage to our brands or reputation; litigation; adverse public or medical opinions about the health effects of consuming our products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; the Company’s ability to successfully expand its operations; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; marketing programs may not be successful; potential labor shortages that may delay planned openings; the inability to develop and construct restaurants within projected budgets and time periods; seasonality of the Company’s business and other risks described in the Company’s recent SEC filings.
Contacts:

Investor:	Allison Schulder	(480) 888-3000	allison.schulder@pfcb.com

Media:	Pete Marino	(312) 339-8833	pmarino@digcommunications.com
Dig Communications

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations

(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	April 4,	March 29,
	2010	2009
Revenues	$310,371	$309,837
Costs and expenses:
Cost of sales	84,013	83,072
Labor	104,475	100,707
Operating	52,753	50,691
Occupancy	17,838	17,378
General and administrative	19,053	19,814
Depreciation and amortization	19,001	18,496
Preopening expense	133	488
Partner investment expense	11	(464)

Total costs and expenses	297,277	290,182

Income from operations	13,094	19,655
Interest and other income (expense), net	(415)	(940)

Income from continuing operations before taxes	12,679	18,715
Provision for income taxes	(3,788)	(4,953)

Income from continuing operations, net of tax	8,891	13,762
Income (loss) from discontinued operations, net of tax	6	(43)

Net income	8,897	13,719
Less: Net income attributable to noncontrolling interests	206	370

Net income attributable to PFCB	$8,691	$13,349

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.38	$0.57
Income (loss) from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	(0.00)

Net income attributable to PFCB common stockholders	$0.38	$0.57

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.38	$0.56
Income (loss) from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	(0.00)

Net income attributable to PFCB common stockholders	$0.38	$0.56

Weighted average shares used in computation:
Basic	22,631	23,442

Diluted	23,104	23,795

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$8,685	$13,392
Income (loss) from discontinued operations, net of tax	6	(43)

Net income attributable to PFCB	$8,691	$13,349

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information

	2008	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Units	348	350	351	356	363	363	364
Sales weeks	17,170	4,531	4,563	4,604	5,058	18,756	4,731
AWS	69,780	68,382	66,044	63,060	64,581	65,482	65,604
Revenues (1)	1,198,124	309,837	301,360	290,329	326,653	1,228,179	310,371

Operating costs
Cost of sales	325,630	83,072	79,657	76,364	87,328	326,421	84,013
Labor	396,911	100,707	98,111	95,713	107,052	401,583	104,475
Operating	198,967	50,691	48,809	50,883	53,476	203,859	52,753
Occupancy	69,809	17,378	17,403	17,566	18,288	70,635	17,838
Net income attributable to noncontrolling interests	1,933	370	288	155	595	1,408	206
Depreciation & amortization	68,711	18,496	18,575	19,055	18,303	74,429	19,001
Restaurant operating income	136,163	39,123	38,517	30,593	41,611	149,844	32,085

Development costs
Preopening expenses	8,457	488	461	1,550	1,420	3,919	133
Partner investment expense	(354)	(464)	(91)	18	(92)	(629)	11

Other expenses
General and administrative (2)	77,488	19,814	20,523	20,408	22,004	82,749	19,053
Interest and other (income) expense, net	3,362	940	437	(85)	345	1,637	415
Provision for income taxes	12,193	4,953	5,108	2,477	5,954	18,492	3,788
Income from continuing operations	35,017	13,392	12,079	6,225	11,980	43,676	8,685
Income (loss) from discontinued operations, net of tax	(7,591)	(43)	(474)	(17)	55	(479)	6
Net income attributable to PFCB	27,426	13,349	11,605	6,208	12,035	43,197	8,691

Income from continuing operations per FDS	$1.45	$0.56	$0.51	$0.27	$0.52	$1.87	$0.38

Fully diluted shares (FDS)	24,080	23,795	23,526	23,285	23,045	23,413	23,104

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.2%	26.8%	26.4%	26.3%	26.7%	26.6%	27.1%
Labor	33.1%	32.5%	32.6%	33.0%	32.8%	32.7%	33.7%
Operating	16.6%	16.4%	16.2%	17.5%	16.4%	16.6%	17.0%
Occupancy	5.8%	5.6%	5.8%	6.1%	5.6%	5.8%	5.7%
Net income attributable to noncontrolling interests	0.2%	0.1%	0.1%	0.1%	0.2%	0.1%	0.1%
Depreciation & amortization	5.7%	6.0%	6.2%	6.6%	5.6%	6.1%	6.1%

Restaurant operating income	11.4%	12.6%	12.8%	10.5%	12.7%	12.2%	10.3%

Preopening expenses	0.7%	0.2%	0.2%	0.5%	0.4%	0.3%	0.0%
Partner investment expense	(0.0%)	(0.1%)	(0.0%)	0.0%	(0.0%)	(0.1%)	0.0%
General and administrative (2)	6.5%	6.4%	6.8%	7.0%	6.7%	6.7%	6.1%
Interest and other (income) expense, net	0.3%	0.3%	0.1%	(0.0%)	0.1%	0.1%	0.1%
Provision for income taxes	1.0%	1.6%	1.7%	0.9%	1.8%	1.5%	1.2%

Income from continuing operations	2.9%	4.3%	4.0%	2.1%	3.7%	3.6%	2.8%

Income (loss) from discontinued operations, net of tax	(0.6%)	(0.0%)	(0.2%)	(0.0%)	0.0%	(0.0%)	0.0%

Net income attributable to PFCB	2.3%	4.3%	3.9%	2.1%	3.7%	3.5%	2.8%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	136,163	39,123	38,517	30,593	41,611	149,844	32,085
Add: Net income attributable to noncontrolling interests	1,933	370	288	155	595	1,408	206
Less: General and administrative (2)	(77,488)	(19,814)	(20,523)	(20,408)	(22,004)	(82,749)	(19,053)
Less: Preopening expenses	(8,457)	(488)	(461)	(1,550)	(1,420)	(3,919)	(133)
Less: Partner investment expense	354	464	91	(18)	92	629	(11)

Income from operations	52,505	19,655	17,912	8,772	18,874	65,213	13,094

Note: Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts

(1)	Consolidated revenues include revenues related to the Bistro and Pei Wei concepts as well as Global Brand Development initiatives

(2)	Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information

	2008	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Units	189	190	190	192	197	197	197
Sales weeks	9,373	2,458	2,470	2,486	2,736	10,150	2,561
AWS	98,127	95,661	91,958	87,324	89,884	91,161	90,077
Revenues	919,963	235,141	227,144	217,093	245,943	925,321	230,767

Operating costs
Cost of sales	249,911	62,963	59,749	56,624	65,480	244,816	62,711
Labor	301,967	76,051	73,286	71,216	80,222	300,775	78,192
Operating	149,083	36,973	36,373	37,487	40,050	150,883	38,546
Occupancy	50,670	12,441	12,412	12,390	12,943	50,186	12,640
Net income attributable to noncontrolling interests	1,361	179	145	104	110	538	71
Depreciation & amortization	51,091	13,728	13,646	13,900	13,247	54,521	13,854
Restaurant operating income	115,880	32,806	31,533	25,372	33,891	123,602	24,753

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.2%	26.8%	26.3%	26.1%	26.6%	26.5%	27.2%
Labor	32.8%	32.3%	32.3%	32.8%	32.6%	32.5%	33.9%
Operating	16.2%	15.7%	16.0%	17.3%	16.3%	16.3%	16.7%
Occupancy	5.5%	5.3%	5.5%	5.7%	5.3%	5.4%	5.5%
Net income attributable to noncontrolling interests	0.1%	0.1%	0.1%	0.0%	0.0%	0.1%	0.0%
Depreciation & amortization	5.6%	5.8%	6.0%	6.4%	5.4%	5.9%	6.0%

Restaurant operating income	12.6%	14.0%	13.9%	11.7%	13.8%	13.4%	10.7%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	115,880	32,806	31,533	25,372	33,891	123,602	24,753
Add: Net income attributable to noncontrolling interests	1,361	179	145	104	110	538	71
Less: Preopening expenses	(5,677)	(294)	(280)	(1,004)	(1,257)	(2,835)	(26)
Less: Partner investment expense	1,066	148	20	—	68	236	—

Income from operations	112,630	32,839	31,418	24,472	32,812	121,541	24,798

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	2008	1Q09	2Q09	3Q09	4Q09	2009	1Q10

Units	159	160	161	164	166	166	167
Sales weeks	7,797	2,073	2,093	2,118	2,322	8,606	2,170
AWS	35,675	36,011	35,459	34,578	34,701	35,171	36,597
Revenues	278,161	74,696	74,216	73,236	80,576	302,724	79,475

Operating costs
Cost of sales	75,719	20,109	19,908	19,740	21,848	81,605	21,302
Labor	94,944	24,656	24,825	24,497	26,830	100,808	26,283
Operating	49,884	13,718	12,436	13,396	13,426	52,976	14,207
Occupancy	19,139	4,937	4,991	5,176	5,345	20,449	5,198
Net income attributable to noncontrolling interests	572	191	143	51	485	870	135
Depreciation & amortization	16,158	4,350	4,440	4,647	4,666	18,103	4,647
Restaurant operating income	21,745	6,735	7,473	5,729	7,976	27,913	7,703

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.2%	26.9%	26.8%	27.0%	27.1%	27.0%	26.8%
Labor	34.1%	33.0%	33.4%	33.4%	33.3%	33.3%	33.1%
Operating	17.9%	18.4%	16.8%	18.3%	16.7%	17.5%	17.9%
Occupancy	6.9%	6.6%	6.7%	7.1%	6.6%	6.8%	6.5%
Net income attributable to noncontrolling interests	0.2%	0.3%	0.2%	0.1%	0.6%	0.3%	0.2%
Depreciation & amortization	5.8%	5.8%	6.0%	6.3%	5.8%	6.0%	5.8%

Restaurant operating income	7.8%	9.0%	10.1%	7.8%	9.9%	9.2%	9.7%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	21,745	6,735	7,473	5,729	7,976	27,913	7,703
Add: Net income attributable to noncontrolling interests	572	191	143	51	485	870	135
Less: Preopening expenses	(2,780)	(194)	(181)	(546)	(163)	(1,084)	(107)
Less: Partner investment expense	(712)	316	71	(18)	24	393	(11)

Income from operations	18,825	7,048	7,506	5,216	8,322	28,092	7,720

Note: General and administrative expenses are reflected in the Company’s consolidated results

(A)	All current and historical operating results related to closed Pei Wei restaurants are reflected within discontinued operations for all periods presented

P.F. Chang’s China Bistro
Supplemental Sales Information (Company Owned)

Year of Unit Opening (1)
	Pre-2002	2002	2003	2004	2005	2006	2007	2008	2009	2010	Total
Units	64	14	18	18	18	20	20	17	8	—	197

Sales (000)
1Q10	84,443	16,452	22,541	18,179	18,840	21,713	22,542	16,961	9,017	—	230,688

Average Weekly Sales (AWS)
1Q10	101,494	90,396	96,331	77,688	80,514	83,510	86,700	76,747	86,697	—	90,077

Year-Over-Year Change Comparable Store Sales (2)(3)
Units	64	14	18	18	18	20	20	12	—	—	184
1Q10	-4.0%	-3.0%	-1.7%	-1.5%	-1.8%	-0.7%	-0.9%	-5.1%	—	—	-2.7%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

(3)	Comparable store sales for the first quarter of fiscal 2010 reflect results from the 13 week operating period in the current year compared to the same 13 week operating period in the prior year.

Pei Wei Asian Diner
Supplemental Sales Information

Year of Unit Opening (1)
	Pre-2002	2002	2003	2004	2005	2006	2007	2008	2009	2010	Total
Units	5	11	17	19	23	27	32	25	7	1	167

Sales (000)
1Q10	2,748	5,557	8,770	10,017	11,151	13,175	13,954	10,399	3,075	570	79,416

Average Weekly Sales (AWS)
1Q10	42,270	38,861	39,683	40,556	37,295	37,535	33,543	31,997	33,796	47,443	36,597

Year-Over-Year Change Comparable Store Sales (2)(3)
Units	5	11	17	19	23	27	32	23	—	—	157
1Q10	1.8%	0.6%	0.7%	-0.2%	2.5%	3.5%	4.1%	2.4%	—	—	2.2%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

(3)	Comparable store sales for the first quarter of fiscal 2010 reflect results from the 13 week operating period in the current year compared to the same 13 week operating period in the prior year.